UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2010

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma	74012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On June 14, 2010 the Company issued a news release announcing that it will join the Russell Microcap® Index when Russell Investment reconstitutes its family of U.S. indexes on June 25, 2010 according to a preliminary list of additions posted June 11, 2010 on www.russell.com.  A copy of the news release is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and the exhibit attached hereto is being furnished to satisfy the requirements of Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                    Exhibits

99.1—Release dated June 14, 2010 entitled, “XETA Technologies Set to Join Russell Microcap® Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA Technologies, Inc.
(Registrant)

Dated: June 14, 2010	By	/s/ Robert B. Wagner
Robert B. Wagner, Chief Financial Officer